PARAMCO FINANCIAL GROUP, INC.

                     SUBSCRIPTION AGREEMENT

Paramco Financial Group, Inc.
c/o Douglas G. Gregg, President
4610 So. Ulster St.
Suite 150
Denver, Colorado 80237

Dear Mr. Gregg:

      The undersigned hereby subscribes to purchase one hundred thirty-one thousand (131,000) shares of Series A Convertible Preferred Stock (the "Preferred Stock"), of Paramco Financial Group, Inc., a Nevada corporation (the "Company"), in accordance with the following paragraphs. Any questions regarding this document or your investment should be directed to Douglas G. Gregg, President, Paramco Financial Group, Inc., 4610 So. Ulster St., Suite 150, Denver, Colorado 80237

              1. Purchase. Subject to the terms and conditions hereof, the undersigned hereby irrevocably agrees to purchase 131,000 shares of Preferred Stock at an aggregate price of $18,000, and tenders such purchase price by means of the "Pass-through Note" in the form attached hereto as Exhibit A.

              2. Representations and Warranties of the Undersigned. The undersigned hereby makes the following representations and warranties to the Company, and the undersigned agrees to indemnify, hold harmless, and pay all judgments of the claims against the Company for any liability or injury, including, but not limited to, that arising under federal or
     state   securities  laws,  incurred  as  a  result  of   any
     misrepresentation herein or any warranties made by the undersigned.

                    (a) The undersigned is the sole and true party in interest and is not purchasing for the benefit of any other person;

                    (b) The undersigned understands that all books, records, and documents of the Company relating to this
          investment   have   been  and  remain   available   for
          inspection by the undersigned upon reasonable notice. The undersigned confirms that all documents requested by the undersigned have been made available, and that the undersigned has been supplied with all of the additional information concerning this investment that has been requested. The undersigned confirms that he has obtained sufficient information, in his judgment or that of his independent purchaser representative, if
          any,   to  evaluate  the  merits  and  risks  of   this
          investment. The undersigned confirms that he has had the opportunity to obtain such independent legal and tax advice and financial planning services as the undersigned has deemed appropriate prior to making a decision to subscribe for Preferred Stock. In making a decision to purchase Preferred Stock, the undersigned
          has   relied   exclusively  upon  his  experience   and
          judgment, or that of his purchaser representative, if any, upon such independent investigations as he, or they, deemed appropriate, and upon information provided by the Company in writing or found in the books, records, or documents of the Company;




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                    (c)  The undersigned has such knowledge  and
          experience in financial and business matters that the undersigned is capable of an evaluation of the merits and risks of this investment;

                    (d) The undersigned is aware that an investment in the Preferred Stock is highly speculative and
          subject  to  substantial  risks.   The  undersigned  is
          capable of bearing the high degree of economic risk and burdens of this venture, including, but not limited to, the possibility of a complete loss, the lack of a
          sustained  and  orderly  public  market,  and   limited
          transferability of the Preferred Stock, which may make the liquidation of this investment impossible for the indefinite future;

                    (e) The offer to settle the Company's debt by exchanging debt for equity was directly communicated to the undersigned by such a manner that the undersigned, or its purchaser representative, if any, was able to ask questions of and receive answers from the Company or a person acting on its behalf concerning the terms and conditions of this transaction. At no time, except in connection and concurrently with such communicated offer, was the undersigned presented with or solicited by or through any leaflet, public promotional meeting, television advertisement, or any other form of general advertising;

                    (f)  The  Preferred Stock is being acquired
          solely for the undersigned's own account, for investment, and is not being purchased with a view to resale, distribution, subdivision, or fractionalization thereof;

                    (g)  The  undersigned  understands that the
          Preferred Stock has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, in reliance upon exemptions from regulation for non-public offerings. The undersigned understands that the Preferred Stock or any interest therein may not be, and agrees that the Preferred Stock
          or   any  interest  therein  will  not  be,  resold  or
          otherwise disposed of by the undersigned unless the Preferred Stock are subsequently registered under the Securities Act and under appropriate state securities laws or unless the Company receives an opinion of counsel satisfactory to it that an exemption from registration is available;

                    (h) The undersigned has been informed of and understands the following:

                              (1)    There   are   substantial
                    restrictions on the transferability of the Preferred Stock;

                              (2)  No federal or state agency has
                    made any finding or determination as to the fairness for public investment, nor any recommendation nor endorsement, of the Preferred Stock;




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                    (i)  None of the following information has ever
          been represented, guaranteed, or warranted to the undersigned, expressly or by implication by any broker, the Company, any agent or employee of the Company, or by any other person:

                               (1)   The  approximate  or  exact
                    length  of time that the undersigned will  be
                    required  to  remain  as  a  holder  of   the
                    Preferred Stock;

                               (2)   The amount of consideration,
                    profit, or loss to be realized, if any, as a result of an investment in the Company;

                               (3)  That the past performance  or
                    experience of the Company, its officers, directors, associates, agents, affiliates, or employees or any other person will in any way indicate or predict economic results in connection with the plan of operations of the Company or the return on the investment;

                     (j)  The undersigned has not distributed any
          information relating to this investment to anyone other than his purchaser representative, if any, and no other person except such personal representative and the undersigned has used this information;

                    (k) The undersigned hereby agrees to indemnify the Company and to hold it harmless from and against any and all liability, damage, cost, or expense, including its attorneys' fees and costs, incurred on account of or arising out of:

                               (1)  Any material inaccuracy in the
                    declarations, representations, and warranties hereinabove set forth;

                               (2)    The  disposition  of   the
                    Preferred Stock or any part thereof by the undersigned, contrary to the foregoing
                    declarations,      representations,       and
                    warranties;

                               (3)    Any   action,   suit,   or
                    proceeding based upon:

                                         (i)  the claim that said
                         declarations,    representations,     or
                         warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company; or

                                         (ii) the disposition  of
                         the Preferred Stock or any part thereof.

                    3. Transferability. The undersigned agrees not to transfer or assign the obligations or duties contained in this Subscription Agreement or any of the undersigned's interest herein except to a subsidiary or affiliate of the undersigned. The undersigned agrees not to sell, transfer, or assign any of its right, title, and interest in and to the Preferred Stock except to a subsidiary or affiliate of the undersigned.

                    4. Accredited Investor. The undersigned is an "accredited investor," as that term is defined in Rule
     501(c) of Regulation D promulgated under the Securities Act.




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                    5.   Understandings of the Purchaser.  The undersigned
     acknowledges,  understands, and agrees  that  the  Preferred
     Stock shall be deemed issued and owned by the undersigned upon the Company's receipt of the purchase price therefor and its acceptance thereof.

                    6.   State Securities Laws.  The offering and sale of
     the   Preferred  Stock  is  intended  to  be   exempt   from
     qualification under the securities laws of Nevada, Colorado, and California.

                    7. Joinder in Representations. Notwithstanding anything herein to the contrary, every person or entity who, in addition to or in lieu of the undersigned, is deemed to be a "purchaser" pursuant to Regulation D, each promulgated under the Securities Act or any state law, does hereby make and join in making all of the covenants, representations, and warranties made by the undersigned.

                    8. Acceptance. Execution and delivery of this Subscription Agreement shall constitute an irrevocable offer to purchase the Preferred Stock indicated. Acceptance of this offer by the Company shall be indicated by its execution hereof.

                    9. Binding Agreement. The undersigned agrees that the undersigned may not cancel, terminate, or revoke this
     Subscription  Agreement or any agreement of the  undersigned made  hereunder, and that this Subscription Agreement  shall survive the death or disability of the undersigned and shall be  binding  upon the heirs, successors, assigns, executors,
     administrators,   guardians,   conservators,   or   personal
     representatives of the undersigned.

                    10. Choice of Law; Forum. Notwithstanding the place where this Subscription Agreement or any counterpart hereof may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of California and that any actions related hereto shall be brought in a court of competent jurisdiction located in the County of Orange, State of California, without giving effect to the choice of law provisions therein.

           IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date set forth on the signature page.

The undersigned desires to take title in the Preferred Stock as a corporation [individual, trust, partnership, corporation]. The exact spelling of name(s) under which title to the Preferred Stock shall be taken, and the exact location for delivery of the Preferred Stock, is (please print):


Name(s)   Ashford Capital LLC
         -----------------------        --------------------------


(Address)  65 Enterprise
         -----------------------        --------------------------
          Aliso Viejo, CA 92650
         -----------------------        --------------------------




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                     SUBSCRIPTION AGREEMENT

                         SIGNATURE PAGE


Purchase Price subscribed:  $18,000    Number of Shares subscribed:  131,000
                          ----------                               ----------

    Ashford Capital LLC
  -----------------------              --------------------------
    Name of Purchaser(s)                   Name of Purchaser(s)
   (Please print or type)                 (Please print or type)


   /s/ Walter Wright
  -----------------------              --------------------------
          Signature                          Signature


Social Security/Tax Identification Number(s):

  -----------------------               --------------------------



Mailing Address(s):

65 Enterprise
-----------------------        --------------------------
Aliso Viejo, CA 92650
-----------------------        --------------------------

-----------------------        --------------------------

-----------------------        --------------------------







Executed at Irvine, California, this 3rd day of January, 2003.


SUBSCRIPTION ACCEPTED:

PARAMCO FINANCIAL GROUP, INC.


By:  /s/ Douglas G. Gregg
     ------------------------
     Douglas G. Gregg, President         DATE: January 3, 2003






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Exhibit A to SUBSCRIPTION AGREEMENT



THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED,
OR PLEDGED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER
SUCH ACT AND STATUTES OR, UNLESS PRIOR TO ANY SALE, TRANSFER, OR PLEDGE,
THE ISSUER RECEIVES AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO IT, THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND STATUTES AND
THE RULES PROMULGATED THEREUNDER.


                           PROMISSORY NOTE
                             (UNSECURED)

$18,000.00	                                                   Denver, CO
	                                                      January 3, 2003

FOR VALUE RECEIVED, the undersigned, AIRLINE COMMUNICATIONS, LTD., a Nevada, corporation, promises to pay to ASHFORD CAPITAL, LLC ("Ashford"), or order, the principal sum of Eighteen Thousand and no/100 dollars ($18,000.00), together with interest on the outstanding balance of such principal sum computed at the rate of twelve percent (12%) per annum from date hereof.
In no event whatsoever shall the amount of interest paid or agreed to be paid to Ashford pursuant to this Note exceed the highest lawful rate of interest permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision of this Note shall involve exceeding the lawful rate of interest which a court of competent jurisdiction may deem applicable hereto ("Excess Interest"), then, ipso facto, the obligation to be fulfilled shall be reduced to the highest lawful rate of interest permissible under such law and if, for any reason whatsoever, Ashford shall receive, as interest, an amount that would be deemed unlawful under such applicable law, such interest shall be applied to the principal balance of this Note and not to the payment of interest, or refunded to the undersigned if this Note has been paid in full. Neither the undersigned nor any guarantor, endorser, or surety nor their respective heirs, legal representatives, successors, or assigns shall have any action against Ashford for any damages whatsoever arising out of the payment or collection of any such Excess Interest.

The entire principal balance, together with accrued interest, shall be due and payable, in full, on April 15, 2003.

There shall be no penalty for prepayment of principal at any time following the date hereof.

If this Note is not paid in full when it becomes due, Maker agrees to pay all costs and expenses of collection, including reasonable attorney's fees.

AIRLINE COMMUNICATIONS, LTD.
a Nevada corporation



By:	/s/ Douglas G. Gregg
    -----------------------------
Douglas G. Gregg, President






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